UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 16, 2013

Orchard Supply Hardware Stores Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11679	95-4214109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6450 Via Del Oro San Jose, CA	95119
(Address of Principal Executive Offices)	(Zip Code)

(408) 281-3500

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On June 17, 2013, Orchard Supply Hardware Stores Corporation, a Delaware corporation (the “Company”), and its subsidiaries Orchard Supply Hardware LLC and OSH Properties LLC entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Orchard Supply Company, LLC, a Delaware limited liability company affiliated with Lowe’s Companies, Inc. (“Purchaser”), whereby the Company and its subsidiaries would sell to Purchaser, and Purchaser would purchase and acquire from the Company and its subsidiaries, a majority of the assets of the Company and its subsidiaries. The transaction will be subject to Sections 105, 363 and 365 of Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), and pursuant to the Company’s motion to approve bid procedures in connection with such sale, would include a marketing process. The Asset Purchase Agreement provides for consideration to be paid by Purchaser in the form of assumption of specified liabilities, including payables owed to nearly all of the Company’s suppliers, and payment in cash to the Company of $205,000,000, subject to a working capital adjustment. The transaction is subject to certain closing conditions as specified in the Asset Purchase Agreement. The Asset Purchase Agreement also provides for a break-up fee payable to Purchaser upon the occurrence of certain events.

The description of the transaction and the Asset Purchase Agreement is qualified in its entirety by the terms of the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Sale Support Agreement

On June 16, 2013, in connection with the matters described in Items 1.01 and 1.03 of this Current Report on Form 8-K, the Company and its subsidiaries Orchard Supply Hardware LLC and OSH Properties LLC entered into a Sale Support Agreement (the “Sale Support Agreement”) with Purchaser, the administrative agent (the “Term Administrative Agent”) and the lenders constituting the “Required Term Lenders” (the “Term Lenders”) under the Amended and Restated Senior Secured Term Loan Agreement dated as of December 22, 2011, as amended, supplemented, restated or otherwise modified from time to time (the “Term Loan Credit Agreement”), whereby the Term Administrative Agent and the Term Lenders agreed, among other things, to support the approval of Purchaser as the stalking horse purchaser pursuant to the Asset Purchase Agreement.

In consideration of the support of the Term Administrative Agent and the Term Lenders, the Company, Orchard Supply Hardware LLC and OSH Properties LLC agreed, among other things, to use commercial best efforts to obtain approval by the Bankruptcy Court of committed debtor-in-possession financing.

The description of the Sale Support Agreement is qualified in its entirety by the terms of Sale Support Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 1.03 Bankruptcy or Receivership.

On June 17, 2013 the Company and its subsidiaries, Orchard Supply Hardware LLC and OSH Properties LLC (together, the “Debtors”), filed voluntary petitions for relief (the “Chapter 11 Petition”) under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors will continue to manage their properties and operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

A copy of the press release announcing the Chapter 11 Petition and related matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As previously disclosed in the Company’s risk factors set forth in its Form 10-K/A for the fiscal year ended February 2, 2013, as a result of the Company’s filing under Chapter 11 with the Bankruptcy Court, it is expected that the Company’s equity holders will experience a complete loss of their investment.

Item 2.04	Triggering Events That Accelerate Or Increase A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement.

The Chapter 11 Petition described in Item 1.03 of this Current Report on Form 8-K constituted an event of default with respect to both the Pre-Petition Credit Facility and the Term Loan Credit Agreement (collectively, the “Debt Documents”). The Debt Documents provide that as a result of the Chapter 11 Petition, the principal and interest due thereunder shall be immediately due and payable. The Company believes that any efforts to enforce such payment obligations under the Debt Documents are stayed as a result of the Chapter 11 Petition, and the creditors’ rights of enforcement in respect of the Debt Documents are subject to the applicable provisions of the Bankruptcy Code.

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements. These statements speak only as of the date of this Current Report on Form 8-K, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise.

The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of its Chapter 11 bankruptcy proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders in our Chapter 11 bankruptcy proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities. As previously disclosed in the Company’s risk factors set forth in its Form 10-K/A for the fiscal year ended February 2, 2013, as a result of the Company’s filing under Chapter 11 with the Bankruptcy Court, it is expected that the Company’s equity holders will experience a complete loss of their investment.

Item 9.01	Financial Statement and Exhibits.

Exhibit	Description

10.1	Asset Purchase Agreement dated June 17, 2013.

10.2	Sale Support Agreement dated June 16, 2013.

99.1	Press Release dated June 17, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2013	ORCHARD SUPPLY HARDWARE STORES CORPORATION

	By:	/s/ Michael W. Fox
Michael W. Fox Senior Vice President, General Counsel and Secretary